Note 4 - Goodwill and Intangible Assets (Detail) - Intangible Assets (USD $)	Dec. 30, 2012	Dec. 25, 2011
Amortized intangible assets
Franchise fees	$ 555,253	$ 303,750
Trademark	37,359	30,852
Non-compete	79,600
Favorable leases	239,000
Loan fees	109,600	164,429
Total	1,020,812	499,031
Less accumulated amortization	(142,266)	(112,271)
Amortized intangible assets, net	878,546	386,760
Unamortized intangible assets
Liquor licenses	1,630,791	727,237
Total intangible assets, net	$ 2,509,337	$ 1,113,997